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                                                                   EXHIBIT 10.30

[GRACE LETTERHEAD]



                                                               December 10, 1996



Mr. Larry Ellberger
W. R. Grace & Co.
One Town Center Road
Boca Raton, FL 33486

Dear Larry:

         This letter amends the employment agreement, dated May 15, 1995 ("Employment Agreement"), and the restricted stock award agreement, dated June 6, 1995 ("Restricted Stock Agreement"), between you and W. R. Grace & Co., a New York corporation renamed Fresenius National Medical Care Holdings, Inc. ("Grace New York"), to reflect the transactions related to the September 1996 separation of National Medical Care, Inc. ("NMC"), a subsidiary of Grace New York, from Grace Holding, Inc., a Delaware corporation renamed W. R. Grace & Co. ("Grace Delaware").

         As you know, in conjunction with the separation of NMC from Grace Delaware, the contracts and obligations of Grace New York that related to the non-NMC businesses of Grace New York were assigned to, and assumed by, Grace Delaware. This letter confirms that the Employment Agreement and the Restricted Stock Agreement were assigned to, and assumed by, Grace Delaware, effective upon consummation of such separation, on the following terms:

1. All references to "W. R. Grace & Co.", "Company" or "Grace" in the Employment Agreement and the Restricted Stock Agreement refer to Grace Delaware and any successor thereto.
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2.       Except as expressly set forth above (or by any other applicable amendments), the Employment Agreement and the Restricted Stock Agreement remain in full force and effect.

         Please confirm your agreement with the foregoing by signing the accompanying copy of this letter and returning it to Bob Lamm.


                                             Sincerely,

                                             /s/ William F. Monroe


Accepted and agreed to:


/s/ Larry Ellberger
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    Larry Ellberger

Date: 12/12/96
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